                                                                   EXHIBIT 10.18

                     [ALBERTA TREASURY BRANCHES LETTERHEAD]





April 24, 2001


Geocan Energy Inc.
800, 717 -- 7 Avenue SW
Calgary, AB
T2P 0Z3



Attn:    Wayne Wadley, President


Dear Sir:

We have completed our review of your credit facilities described in our Commitment Letter dated September 13, 2000. We are pleased to continue those credit facilities on the same terms subject to amendments in the Schedule of Changes attached. All securities we presently hold will continue in full force and effect.

If this offer is acceptable please return the enclosed duplicate of this letter, signed as indicated below, by 4 p.m. on May 8, 2001. If you have any questions, or concerns, please contact us.

We look forward to our continued business relationship.



Yours truly,                                          Yours truly,




/s/ PHIL BURNHAM                                      /s/ BRAD HAACK
Phil Burnham                                          Brad Haack
Relationship Manager                                  Account Manager
/fg



Encl.

Accepted this 24 day of April, 2001



GEOCAN ENERGY INC.



PER: /s/ [ILLEGIBLE]
    ---------------------------


PER: /s/ [ILLEGIBLE]
    ---------------------------

                               SCHEDULE OF CHANGES





         Attached to letter dated September 30, 2001.

         Terms used or defined in the Outline of Credit will have the same meaning when used here.


A)       DETAILS OF CREDIT FACILITIES:

         Revolving Production Loan Facility - $2,500,000.00

         1. Increase in funds to be used for the general operating purposes of Borrower which includes the acquisition of oil and gas properties and the development of oil and gas properties.

                  I.       advances will be limited to the least of:

                           a)       the maximum principal of the loan facility;

                           b)       the Borrowing Base;

                                    the "Borrowing Base" means that amount which is determined by Lender from time to time, after assessing the economic evaluation report prepared by or audited by a Lender approved consulting engineer on the Borrower's total proved reserves using the Lender's current evaluation guidelines and oil and gas price forecasts.

         2. an amount, as determined by Lender, without restriction, that would otherwise be capable of being repaid within the one-half life of the total proved economic reserves of the Borrower.

         3. if requested by Borrower and approved by Lender, advances may be made available in any combination of the following.

                  a) direct borrowings by way of Demand Promissory Note with interest calculated on daily outstanding principal at 1.5% above Prime will be payable on the last day of each month with principal advances and repayments to be in the minimum sum of $25,000 or multiple of it;

                  b) Letters of Credit and/or Letters of Guarantee, for terms not to exceed one (1) year, to an aggregate maximum of $250,000 outstanding at any one time, and Borrower will be assessed a fee of 2.0% with a minimum fee of $200 plus out of pocket expenses.

                  c)       Corporate MasterCard to a maximum of $25,000.00

         4. Loans may be repaid in whole or in part at any time, without penalty.

         5. This line of credit is subject to review, at least annually. The next annual review date has been established as July 31, 2001 but may be changed at the sole discretion of the Lender.

                               SCHEDULE OF CHANGES


B.       ADDITIONAL SECURITY DOCUMENTS:


         All Securities presently held by lender will continue in effect for all Credit Facilities.

         The Security Documents (whether now held or hereafter delivered) will secure all Credit Facilities unless and until otherwise agreed in writing by Lender.


         The following additional security is required:

                  a) Solicitor prepared Supplemental Debenture to be drawn in the amount of $5,000,000 at Prime plus 2.0% providing a floating charge over all undertaking of the corporation

                  b) Revolving Line of Credit Agreement together with supporting Promissory Note in the amount of $2,500,000 priced at 1.5% above Prime in $25,000 multiples;

                  c) Group Creditor's Life Insurance - application or waiver;

                  d) All other security deemed necessary by ATB or it's solicitor


C.       ADDITIONAL FEE:

         1.) Non-refundable commitment fee of $2,000 is payable on acceptance of this offer


Acceptance of this offer will authorize Lender to prepare any additional security documents and proceed with related matter.

Principal Sum:  $2,500,000.00                               Date: April 24, 2001


For value received the undersigned (jointly and severally, if more than one) promises to pay to Alberta Treasury Branches ("ATB") at 239 - 8 Avenue SW Calgary, Alberta, in lawful money of Canada, the Principal Sum together with interest on all amounts of the Principal Sum remaining unpaid from time to time after Date, both before and after default, at a variable rate per annum of 1.5% above the Prime Lending Rate of ATB in effect from time to time (the "Interest Rate"). Interest will be calculated daily and, prior to demand, will be payable on the last day of each month. The Prime Lending Rate of ATH in effect on this Date is ________ % per annum.




On this Date the Interest Rate is ____________%




                                      GEOCAN ENERGY INC.


                                       /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Per:


                                       /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                      Per:

                       REVOLVING LINE OF CREDIT AGREEMENT


                      TO: Alberta Treasury Branches ("ATB")

                     239 - 8 Avenue SW, Calgary, AB T2P  1B9
                                (Branch Domicile)


                   RE: Revolving Line Of Credit (the "Credit")


                           Credit Limit $2,500,000.00


In consideration of ATB agreeing to provide the Credit to the undersigned on the following terms, the undersigned (jointly and severally if more than one) agrees as follows:

1. ATB is authorized to advance or readvance (in either case, an "advance") funds under the Credit from time to time on a revolving basis by credit to account number 1131338-24 ("the Current Account") in the name of GEOCAN ENERGY INC. at the above branch.

         Each advance, if made, will be in the minimum amount of $25,000.00 (or such lesser sum as ATB may permit) or a multiple of it and will be made as required to meet directions to pay on or other withdrawals or payments from the Account.

2.       ATB may, without restriction:

         (a) refuse to make any further advance on the Credit if the amount of such advance, when added to the amount then outstanding on the Credit, would exceed the Credit Limit; provided that this agreement will apply to the Credit even if the amount advanced or outstanding on it exceeds the Credit Limit;

         (b) on oral or written notice to the undersigned, temporarily or permanently reduce the Credit Limit; provided that, without notice to the undersigned and for so long as ATB thinks fit, ATB may reduce the Credit Limit by an amount equal to ATB's liability (as determined by ATB) on Letters of Guarantee issued by ATB at the request of the undersigned;

         (c) on oral or written notice to the undersigned, terminate the Credit, in which case no further advances will be available and all amounts then outstanding on the Credit will become immediately payable.

3. ATB is authorized to debit the Account from time to time to pay interest, principal, costs, or other monies owing to ATB in respect of the Credit, provided that ATB will not be obliged to do so at any time.

4. The undersigned promises to pay interest to ATB on the aggregate of all advances from time to time outstanding under the Credit at the rate(s) set out below. Interest in all cases will be calculated daily and, prior to demand, will be payable on the last day of each month. The interest rate applicable to the amount outstanding on the Credit at any time will be:

         (a) as to the first $2,500,000, a variable rate per annum equal to 1.5% above the Prime Lending Rate of ATB; and

         (b) as to the balance (if any), a variable rate per annum equal to n/a% above the Prime Lending Rate of ATB.

         The undersigned will execute and deliver (or has executed and delivered) to ATB demand promissory note(s) (or promise(s) to pay) for (or totalling) the amount of the Credit Limit at the applicable interest rate(s), to be held at ATB as further evidence of and security for the obligation of the undersigned to pay to ATB ON DEMAND, the interest, principal, costs and other monies owing to ATB from time to time in respect to the Credit.

6. ATB's written statement of the amount owing under the Credit and the interest rate(s) applicable to it at any particular time will, in the absence of obvious error, be conclusively binding on the undersigned for all purposes. Such statement may be included with the consolidated statement of the Account from time to time.

7. It is understood that additional agreements may from time to time exist between ATB and the undersigned relating to the Credit and in the event of a conflict between this agreement and other agreement relating to the Credit such other agreement will prevail; if there is no conflict, this agreement and such other agreement will be read in conjunction with and as supplementary to each other.


The undersigned has executed this agreement this 24 day of April, 2001.


                                       GEOCAN ENERGY INC.


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Per:


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Per:

                          FIRST SUPPLEMENTAL DEBENTURE


    THIS FIRST SUPPLEMENTAL DEBENTURE made as of the 27th day of April, 2001


BETWEEN:


                 GEOCAN ENERGY INC. (THE "CORPORATION"), having an office at Calgary, Alberta

                                     - and -

                 ALBERTA TREASURY BRANCHES, with an office at Calgary, Alberta ("Treasury Branches")



                 The Corporation issued to and in favour of Treasury Branches a Floating Charge Demand Debenture dated November 18, 1998 (the "Principal Debenture"), in which the Corporation, for value received, acknowledged itself indebted and promised to pay on demand to Treasury Branches the Principal Sum of TWO MILLION DOLLARS ($2,000,000.00) and interest thereon at an annual rate equal to Two per cent (2.0%) above the Prime Lending Rate established from time to time by Treasury Branches, calculated monthly.

                 The Corporation and Treasury Branches wish to amend the Principal Debenture to Increase the Principal Sum of the Principal Debenture to FIVE MILLION DOLLARS ($5,000,000.00).

                 For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties agree as follows:

1. The capitalized terms used in this First Supplemental Debenture, including the recitals, unless otherwise expressly provided shall have the respective meanings as are given to the same terms in the Principal Debenture.

2. This First Supplemental Debenture and the Principal Debenture shall have effect, so far as practicable, as though all of the provisions hereof and thereof were contained in one instrument. Any reference in the Principal Debenture to itself shall be deemed to be a reference to the Principal Debenture as amended by this First Supplemental Debenture.

3. The Principal Sum be increased from TWO MILLION DOLLARS ($2,000,000.00) to FIVE MILLION DOLLARS ($5,000,000.00).

4. The Principal Debenture as amended and supplemented by this First Supplemental Debenture, and the grant, assignment, mortgage, pledge, charge and hypothec created and provided for in the Principal Debenture are in all respects confirmed, ratified and preserved.

5. The First Supplemental Debenture shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

6. Except as provided herein, the provisions of the Principal Debenture remain in full force and effect, unamended.

7. The First Supplemental Debenture and everything herein contained will enure to the benefit of Treasury Branches and its successors and assigns, and be binding upon the Corporation and its successors and permitted assigns.

8. The First Supplemental Debenture will not prejudice any rights which Treasury Branches may have under the Principal Debenture. It will not create any merger or alter or prejudice the rights of Treasury Branches as regards any other security held by Treasury Branches or as regards any surety or subsequent encumbrance of any person or company not a party hereto, liable to pay the amount of any indebtedness of the Corporation to Treasury Branches, or interested in the property, assets or undertaking of the Corporation, all of which rights are hereby preserved.

         IN WITNESS WHEREOF the parties hereto have executed and delivered this First Supplemental Debenture as of the date first above written.



                                      GEOCAN ENERGY INC.


                                      Per: /s/ [ILLEGIBLE]
                                           -----------------------

                                      Per: /s/ WAYNE WEDLEY
                                           -----------------------

                      SECOND PLEDGE AGREEMENT OF DEBENTURE

SECOND PLEDGE AGREEMENT made as of the 27 day of April, 2001

         GEOCAN ENERGY INC. (the "Corporation") having lodged and deposited with the ALBERTA TREASURY BRANCHES (the "Treasury Branches") a Debenture of the Corporation dated November 18, 1998 (the "Principal Debenture"), as amended and supplemented by the First Supplemental Debenture made as of April 27, 2001 (the Principal Debenture as amended and supplemented by the First Supplemental Debenture made as of April 27, 2001 is called the "Debenture") payable to the Treasury Branches in the Principal Amount of FIVE MILLION DOLLARS ($5,000,000.00) for valuable consideration, agrees with the Treasury Branches as follows:

1. The Debenture is hereby assigned, transferred, pledged and hypothecated to and in favour of the Treasury Branches as general and continuing collateral security for the payment and fulfilment of all debts, liabilities and obligations, present and future, direct or indirect, matured or not, of the Corporation to the Treasury Branches of whatsoever nature and kind and whether arising from any agreement or dealings between the Treasury Branches and the Corporation or from any agreement or dealings between the Treasury Branches and any third party by which the Treasury Branches may be or become in any manner whatsoever a creditor of the Corporation or howsoever otherwise arising and whether the Corporation be bound alone or with another or others and whether as principal or surety.

2. If the security constituted by the Debenture shall become enforceable in accordance with the terms thereof, then the Treasury Branches or its nominee shall be entitled to sell at a public or private sale or otherwise realize upon the security of the Debenture and to otherwise exercise and enforce all the rights and remedies of a holder of the Debenture free from any control of the Corporation; provided, however, the Treasury Branches shall not be bound to deal with the Debenture in any way or to exercise any rights or remedies as aforesaid and shall not be liable for any loss that may be occasioned by any failure to do so.

3. The Treasury Branches may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Corporation and all other parties and securities as the Treasury Branches may see fit, all without prejudice to the debts, liabilities and obligations of the Corporation under the Debenture, or the Treasury Branches's rights in respect of the Debenture and the security thereby and hereby constituted.

4. The Debenture and the security hereby constituted are in addition to and not in substitution for any other security now or hereafter held by the Treasury Branches and shall not operate as a merger of any simple contract debt or suspend the fulfilment of, or affect the rights, remedies or powers of the Treasury Branches in respect of any present or future debts, liabilities or obligations of the Corporation to the Treasury Branches or any securities now or hereafter held by the Treasury Branches for the payment or fulfilment thereof.

5. Payment by the Corporation to the Treasury Branches of interest for any period in respect of the debts, liabilities and obligations of the Corporation to the Treasury Branches shall be deemed to be payment in full satisfaction of the interest payment for the same period provided for under the terms of the Debenture.

6. This Agreement shall be binding upon the Corporation and its successors and assigns and shall enure to the benefit of the Treasury Branches and its successors and assigns.

         The Corporation has caused this Agreement to be executed on the 27 day of April, 2001.


                                      GEOCAN ENERGY, INC.


                                      Per: /s/ [ILLEGIBLE]
                                           -----------------------

                                      Per: /s/ WAYNE WEDLEY
                                           -----------------------